THE FIRST AMERICAN CORPORATION REPORTS
                      RECORD-BREAKING THIRD QUARTER RESULTS
            --Third Quarter Revenues, Net Income and EPS Highest in
                          Company's 114-Year History--

SANTA ANA, Calif., Oct. 22, 2003 - The First American Corporation (NYSE: FAF), the nation's leading diversified provider of business information and related products and services, today announced record-breaking results for the third quarter ended Sept. 30, 2003:

                                         Three Months Ended                       Nine Months Ended
                                            September 30                               September 30
                                   --------------------------------       ----------------------------------
                                         2003            2002                   2003                 2002
                                   --------------------------------       ----------------------------------

Total revenues                      $ 1.72 billion  $ 1.20 billion         $  4.60 billion  $ 3.33 billion
Income before income taxes
    and minority interests          $260.8 million $129.0 million          $664.0 million   $297.6 million
Net income                          $141.8 million $67.4 million           $356.9 million   $151.6 million
Net income per diluted share                 $1.62           $0.84                   $4.15           $1.91

Summary of Operations

          "We again achieved a company milestone with record third quarter results," stated Parker S. Kennedy, president of The First American Corporation. "Our 2003 third quarter revenues, net income and earnings per share were the highest quarterly results in the company's 114-year history, exceeding our record-breaking 2003 second quarter. The third quarter produced relatively strong but declining mortgage applications. Interest rates have increased over the past two months and new order counts have slowed from the record pace of the second quarter. We began to reduce expenses in the third quarter in reaction to the slowdown in refinance activity and will continue to monitor expenses and personnel in relation to new incoming orders."


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
First American Reports Record-Breaking Third Quarter Results
Page 2

Quarterly Financial Highlights

Financial Services Group:

   o Record revenues for the third quarter 2003 were $1.33 billion, an increase of 45.1 percent when compared with $918.1 million for the third quarter of 2002.

   o Pretax income was a record $179.2 million, an increase of 102.5 percent when compared with $88.5 million in the prior year quarter.

   o Pretax margins improved to 13.5 percent compared with 9.6 percent for the third quarter 2002.

Information Technology Group:

   o Record revenues for the third quarter 2003 were $383.6 million, an increase of 37.1 percent compared with $279.8 million for the third quarter of 2002.

   o Pretax income was a record $109.2 million, an increase of 50.3 percent when compared with $72.7 million in the prior year quarter.

   o Pretax margins improved to 28.5 percent compared with 26.0 percent for the third quarter 2002.

2003 Strategic Focus and Outlook

          Kennedy continued: "Although refinance activity has slowed, purchase activity remains strong. As a result of our continued cost-cutting initiatives, production efficiencies in our Title segment from our FAST technology and benefits from our recently announced transaction with Transamerica, we expect solid results in 2003, despite slowing mortgage activity in the third and fourth quarters.

          "The Oct. 1 closing of Transamerica's flood certification and tax services will be immediately accretive to fourth quarter earnings. By integrating these businesses, First American expects to benefit from significant cost synergies that will result in additional pretax profits in excess of $50 million on an annualized basis. These synergies will be realized over the next 18 months as integration is completed."

Teleconference/Webcast

          First American's third quarter results will be discussed in more detail on Wednesday, Oct. 22, 2003, at 10 a.m. EDT, via teleconference. The dial-in number is (888) 809-8965 and the pass code is FIRST AMERICAN. The live audio webcast of the call will be available on First American's Web site at www.firstam.com/investor. An audio replay of the conference call will be available through Oct. 26, 2003, by dialing (402) 998-0851. An audio archive of the call will also be available for replay on First American's Web site.


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
First American Reports Record-Breaking Third Quarter Results
Page 3


About First American

          The First American Corporation is a Fortune 500 company that traces its history to 1889. As the nation's leading diversified provider of business information, the company supplies businesses and consumers with information resources in connection with the major economic events of people's lives, such as getting a job; renting an apartment; buying a car, house, boat or airplane; securing a mortgage; opening or buying a business; and planning for retirement. The First American Family of Companies, many of which command leading market share positions in their respective industries, operate within seven primary business segments including: Title Insurance and Services, Specialty Insurance, Trust and Other Services, Mortgage Information, Property Information, Credit Information and Screening Information. With revenues of $4.70 billion in 2002, First American has nearly 25,000 employees in approximately 1,400 offices throughout the United States and abroad. More information about the company and an archive of its press releases can be found at www.firstam.com.

Forward Looking Statements

          Certain statements made in this press release, including those related to 2003 results, and earnings accretion and synergies from the Transamerica transaction are forward looking. Risks and uncertainties exist that may cause results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include: interest rate fluctuations; changes in the performance of the real estate markets; access to public records and other data; general volatility in the capital markets; changes in applicable government regulations; consolidation among the company's significant customers and competitors; the company's continued ability to identify businesses to be acquired; changes in the company's ability to integrate businesses which it acquires; and other factors described in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2002, as filed with the Securities and Exchange Commission. The forward-looking statements speak only as of the date they are made. The company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

                      (Additional Financial Data Follows)


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
First American Reports Record-Breaking Third Quarter Results
Page 4

                               Summary of Earnings
                    (in thousands, except per share amounts)

                                                                     Three Months Ended                   Nine Months Ended
                                                                        September 30                         September 30
                                                               ------------------------------       -------------------------------
                                                                   2003               2002             2003                 2002
                                                               ------------------------------       -------------------------------

Total revenues                                                 $1,716,742         $1,196,086        $4,601,648          $3,329,818
Income before income taxes and minority interests              $  260,759         $  129,022        $  664,005          $  297,635
Income taxes                                                   $   92,100         $   42,800        $  231,200          $  100,100
Minority interests                                             $   26,812         $   18,863        $   75,902          $   45,980
Net income                                                     $  141,847         $   67,359        $  356,903          $  151,555
Net income per share:
    Basic                                                           $1.83              $0.94             $4.69               $2.13
    Diluted                                                         $1.62              $0.84             $4.15               $1.91
Weighted average shares outstanding:
    Basic                                                          77,660             71,827            76,080              71,092
    Diluted                                                        88,395             82,679            87,155              82,112


                      Cash Provided by Operating Activities
                                 (in thousands)

                                                                     Three Months Ended                   Nine Months Ended
                                                                        September 30                         September 30
                                                               ------------------------------       -------------------------------
                                                                   2003               2002             2003                 2002
                                                               ------------------------------       -------------------------------

Cash provided by operating activities                          $  297,013         $  134,578        $  659,225          $  330,518


                       Summary Balance Sheet Information
                    (in thousands, except per share amounts)

                                                                                   September 30      December 31
                                                                                 ----------------  ----------------
                                                                                       2003              2002
                                                                                 ----------------  ----------------

Total stockholders' equity                                                       $1,776,135        $1,364,589
Book value per share                                                                 $22.82            $18.53


                      Summary Title Insurance Order Counts
                             From Direct Operations

                                                                                   Three Months Ended
                                                                                      September 30
                                                                         ------------------------------------
                                                                              2003                  2002
                                                                         ------------------------------------

Title orders opened:
     July                                                                   263,800               190,500
     August                                                                 188,700               222,200
     September                                                              173,600               216,700
                                                                         ---------------      ---------------
          Third quarter total                                               626,100               629,400
                                                                         ===============      ===============
Title orders closed:
     July                                                                   217,900               131,700
     August                                                                 197,900               146,000
     September                                                              173,500               147,300
                                                                         ---------------      ---------------
          Third quarter total                                               589,300               425,000
                                                                         ===============      ===============

                       (Additional Financial Data Follows)


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
First American Reports Record-Breaking Third Quarter Results
Page 5

                                              Selected Financial Data
                                                  (in thousands)

                                                                  Three Months Ended                   Nine Months Ended
                                                                     September 30                         September 30
                                                         -----------------------------------  -----------------------------------
                                                                2003              2002               2003              2002
                                                         -----------------------------------  -----------------------------------
RESULTS OF OPERATIONS
Revenues
   Operating revenues                                     $   1,681,446     $   1,179,116      $   4,499,863     $   3,287,037
   Investment and other income                                   29,535            22,858             81,892            61,237
   Net realized investment gains (losses)                         5,761            (5,888)            19,893           (18,456)
                                                         ----------------  -----------------  ----------------  -----------------
                                                              1,716,742         1,196,086          4,601,648         3,329,818
                                                         ----------------  -----------------  ----------------  -----------------
Expenses
   Salaries and other personnel costs                           490,152           381,074          1,337,138         1,090,317
   Premiums retained by agents                                  477,504           322,148          1,251,997           915,281
   Other operating expenses                                     348,528           264,458            969,719           745,645
   Provision for title losses and other claims                   89,464            58,215            236,106           158,011
   Depreciation and amortization                                 27,134            23,662             79,704            72,894
   Premium taxes                                                 14,348             8,889             36,814            24,481
   Interest                                                       8,853             8,618             26,165            25,554
                                                         ----------------  -----------------  ----------------  -----------------
                                                              1,455,983         1,067,064          3,937,643         3,032,183
                                                         ----------------  -----------------  ----------------  -----------------
Income before income taxes and minority interests         $     260,759     $     129,022      $     664,005     $     297,635
                                                         ================  =================  ================  =================

OPERATING REVENUES
Financial Services
   Title Insurance and Services:
      Direct operations                                   $     654,861     $     464,893      $   1,721,134     $   1,271,670
      Agency operations                                         589,632           393,034          1,547,386         1,128,453
                                                         ----------------  -----------------  ----------------  -----------------
                                                              1,244,493           857,927          3,268,520         2,400,123
   Specialty Insurance                                           55,180            37,426            152,213           100,318
   Trust and Other Services                                      10,523             9,647             30,630            32,341
                                                         ----------------  -----------------  ----------------  -----------------
                                                              1,310,196           905,000          3,451,363         2,532,782
                                                         ----------------  -----------------  ----------------  -----------------
Information Technology
   Mortgage Information                                         163,473           119,718            459,837           336,378
   Property Information                                          97,952            71,024            278,254           183,587
   Credit Information                                            62,200            56,642            193,844           160,189
   Screening Information                                         47,625            26,732            116,565            74,101
                                                         ----------------  -----------------  ----------------  -----------------
                                                                371,250           274,116          1,048,500           754,255
                                                         ----------------  -----------------  ----------------  -----------------
Total operating revenues                                  $   1,681,446     $   1,179,116      $   4,499,863     $   3,287,037
                                                         ================  =================  ================  =================

INCOME BEFORE INCOME TAXES AND
   MINORITY INTERESTS
Financial Services
   Title Insurance and Services                           $     167,478     $      80,026      $     394,279     $     169,788
   Specialty Insurance                                            8,741             6,014             22,821            17,855
   Trust and Other Services                                       2,960             2,443              8,403            11,255
                                                         ----------------  -----------------  ----------------  -----------------
                                                                179,179            88,483            425,503           198,898
                                                         ----------------  -----------------  ----------------  -----------------
Information Technology
   Mortgage Information                                          64,733            39,188            173,183           100,245
   Property Information                                          26,976            21,405             82,809            48,070
   Credit Information                                            14,987            10,943             59,565            30,827
   Screening Information                                          2,525             1,120              6,258             3,868
                                                         ----------------  -----------------  ----------------  -----------------
                                                                109,221            72,656            321,815           183,010
                                                         ----------------  -----------------  ----------------  -----------------
Total before corporate expenses and
  minority interest                                             288,400           161,139            747,318           381,908
   Corporate expense                                             27,641            32,117             83,313            84,273
                                                         ----------------  -----------------  ----------------  -----------------
Income before income taxes and minority interests         $     260,759     $     129,022      $     664,005     $     297,635
                                                         ================  =================  ================  =================


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
First American Reports Record-Breaking Third Quarter Results
Page 6


                                                  Segment Margins
                                        (in thousands, except percentages)

                                                                          Three Months Ended September 30
                                            ----------------------------------------------------------------------------------------
                                                    Total revenues                  Pretax (A)                       Margins
                                            -----------------------------  -------------------------------  ------------------------
                                                 2003           2002            2003           2002           2003            2002
                                            -------------- --------------  --------------- ---------------  ------------ -----------

Financial Services
   Title Insurance and Services              $  1,262,666   $    868,298    $    167,478    $     80,026        13.3%         9.2%
   Specialty Insurance                             58,524         40,156           8,741           6,013        14.9%        15.0%
   Trust and Other Services                        10,529          9,635           2,960           2,444        28.1%        25.4%
                                            -------------- --------------  --------------- ---------------  ------------ -----------
                                             $  1,331,719   $    918,089    $    179,179    $     88,483        13.5%         9.6%
                                            ============== ==============  =============== ===============  ============ ===========

Information Technology
   Mortgage Information                      $    166,624   $    120,759    $     64,733    $     39,188        38.8%        32.5%
   Property Information                           105,001         76,058          26,976          21,405        25.7%        28.1%
   Credit Information                              64,354         56,214          14,987          10,943        23.3%        19.5%
   Screening Information                           47,644         26,786           2,525           1,120         5.3%         4.2%
                                            -------------- --------------  --------------- ---------------  ------------ -----------
                                             $    383,623   $    279,817    $    109,221    $     72,656        28.5%        26.0%
                                            ============== ==============  =============== ===============  ============ ===========



                                                                           Nine Months Ended September 30
                                            ----------------------------------------------------------------------------------------
                                                    Total revenues                  Pretax (A)                       Margins
                                            -----------------------------  -------------------------------  ------------------------
                                                 2003           2002            2003           2002           2003            2002
                                            -------------- --------------  --------------- ---------------  ------------ -----------

Financial Services
   Title Insurance and Services              $  3,307,986   $  2,427,531   $    394,279    $    169,788         11.9%           7.0%
   Specialty Insurance                            161,170        107,843         22,821          17,855         14.2%          16.6%
   Trust and Other Services                        30,637         32,421          8,403          11,255         27.4%          34.7%
                                            -------------- --------------  --------------- ---------------  ------------ -----------
                                             $  3,499,793   $  2,567,795   $    425,503    $    198,898         12.2%           7.7%
                                            ============== ==============  =============== ===============  ============ ===========

Information Technology
   Mortgage Information                      $    469,438   $    339,808   $    173,183    $    100,245         36.9%          29.5%
   Property Information                           297,599        196,814         82,809          48,070         27.8%          24.4%
   Credit Information                             214,181        164,968         59,565          30,827         27.8%          18.7%
   Screening Information                          116,636         74,240          6,258           3,868          5.4%           5.2%
                                            -------------- --------------  --------------- ---------------  ------------ -----------
                                             $  1,097,854   $    775,830   $    321,815    $    183,010         29.3%          23.6%
                                            ============== ==============  =============== ===============  ============ ===========

(A) - Income before income tax, minority interest and corporate expenses

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